UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                November 29, 2004

                             SOVEREIGN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

Pennsylvania                        1-16581                    23-2453088
----------------                    ------------               -------------
(State or other                     (Commission                (IRS Employer
jurisdiction of)                    File Number)               Ident. No.)
incorporation

1500 Market Street, Philadelphia, Pennsylvania                 19102
----------------------------------------------                 ----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code

(215) 557-4630

N/A
--------------------------------------------------------------
(Former name or former address, if changed since last report.)

--------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      (a)   None

      (b) and (c) On November 29, 2004, Sovereign Bancorp, Inc. (the "Company") issued a press release announcing the planned retirement of James D. Hogan, Chief Financial Officer of the Company, effective April 30, 2005. The press release also stated that Mark R. McCollom, Sovereign Bank's current Chief Financial Officer and the Company's current Chief Accounting Officer, Managing Director of Corporate Planning and Executive Vice President, would become the new Chief Financial Officer of the Company effective upon Mr. Hogan's retirement.

            The Company will file an amendment to this Form 8-K providing information regarding an employment agreement with Mr. McCollom if and when such information becomes available.

            The November 29, 2004 press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

      (d)   None

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits. The following exhibits are furnished herewith:

            99.1 Press Release, dated November 29, 2004, of Sovereign Bancorp, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SOVEREIGN BANCORP, INC.

Dated: November 29, 2004                       /s/ David A. Silverman
                                               ---------------------------------
                                               David A. Silverman
                                               Executive Vice President,
                                               General Counsel and Secretary


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EXHIBIT INDEX

Exhibit
Number
-------

99.1  Press Release, dated November 29, 2004, of Sovereign Bancorp, Inc.